Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 12—Commitments and Contingencies
Environmental Matters
Like other petroleum refiners and exploration and production companies, our operations are subject to extensive and periodically changing federal and state environmental regulations governing air emissions, wastewater discharges, and solid and hazardous waste management activities. Many of these regulations are becoming increasingly stringent, and the cost of compliance can be expected to increase over time.
Periodically, we receive communications from various federal, state, and local governmental authorities asserting violations of environmental laws and/or regulations. These governmental entities may also propose or assess fines or require corrective actions for these asserted violations. We intend to respond in a timely manner to all such communications and to take appropriate corrective action. We do not anticipate that any such matters currently asserted will have a material impact on our financial condition, results of operations, or cash flows.
Regulation of Greenhouse Gases. The United States Environmental Protection Agency (“EPA”) has begun regulating greenhouse gases ("GHG") under the Clean Air Act Amendments of 1990 (“Clean Air Act”). New construction or material expansions that meet certain GHG emissions thresholds will likely require that, among other things, a GHG permit be issued in accordance with the Clean Air Act regulations, and we will be required in connection with such permitting to undertake a technology review to determine appropriate controls to be implemented with the project in order to reduce GHG emissions.
Furthermore, the EPA is currently developing refinery-specific GHG regulations and performance standards that are expected to impose GHG emission limits and/or technology requirements. These control requirements may affect a wide range of refinery operations. Any such controls could result in material increased compliance costs, additional operating restrictions for our business, and an increase in cost of the products we produce, which could have a material adverse effect on our financial position, results of operations, and liquidity.
In 2007, the State of Hawaii passed Act 234, which required that GHG emissions be rolled back on a statewide basis to 1990 levels by the year 2020. Although delayed, the Hawaii Department of Health (“DOH”) has issued regulations that would require each major facility to reduce CO2 emissions by 16% by 2020 relative to a calendar year 2010 baseline (the first year in which GHG emissions were reported to the EPA under 40 CFR Part 98). Those rules are pending final approval by the Government of Hawaii. The refinery’s capacity to reduce fuel use and GHG emissions is limited. However, the state’s pending regulation allows, and the refinery should be able to demonstrate, that additional reductions are not cost-effective or necessary in light of the state’s current GHG inventory and future year projections. The pending regulation allows for “partnering” with other facilities (principally power plants) which have already dramatically reduced greenhouse emissions or are on schedule to reduce CO2 emissions in order to comply with the state’s Renewable Portfolio Standards.
Fuel Standards. In 2007, the U.S. Congress passed the Energy Independence and Security Act (“EISA”) which, among other things, set a target fuel economy standard of 35 miles per gallon for the combined fleet of cars and light trucks in the United States by model year 2020, and contained a second Renewable Fuel Standard (the “RFS2”). In August 2012, the EPA and National Highway Traffic Safety Administration jointly adopted regulations that establish an average industry fuel economy of 54.5 miles per gallon by model year 2025. The RFS2 requires an increasing amount of renewable fuel usage, up to 36 billion gallons by 2022. In the near term, the RFS2 will be satisfied primarily with fuel ethanol blended into gasoline. The RFS2 may present production and logistics challenges for both the renewable fuels and petroleum refining and marketing industries in that we may have to enter into arrangements with other parties or purchase credits from the EPA to meet our obligations to use advanced biofuels, including biomass-based diesel and cellulosic biofuel, with potentially uncertain supplies of these new fuels.
In October 2010, the EPA issued a partial waiver decision under the Clean Air Act to allow for an increase in the amount of ethanol permitted to be blended into gasoline from 10% (“E10”) to 15% (“E15”) for 2007 and newer light duty motor vehicles. In January 2011, the EPA issued a second waiver for the use of E15 in vehicles model years 2001-2006. There are numerous issues, including state and federal regulatory issues, which need to be addressed before E15 can be marketed on a large scale for use in traditional gasoline engines. Since April 2006, the State of Hawaii has required that a minimum of 9.2% ethanol be blended into at least 85% of the gasoline pool, but the regulation also limited the amount of ethanol to no more than 10%. Consequently, unless either the state or federal regulations are revised, qualified Renewable Identification Numbers (“RINS”) will be required to fulfill the federal mandate for renewable fuels.
In March 2014, the EPA published a final Tier 3 gasoline standard that lowers the allowable sulfur level in gasoline to 10 ppm and also lowers the allowable benzene, aromatics and olefins content of gasoline. The effective date for the new standard, January 1, 2017, gives refiners nationwide little time to engineer, permit and implement substantial modifications. Along with credit and trading options, potential capital upgrades for the refinery are being evaluated.
There will be compliance costs and uncertainties regarding how we will comply with the various requirements contained in the EISA and other fuel-related regulations. We may experience a decrease in demand for refined petroleum products due to an increase in combined fleet mileage or due to refined petroleum products being replaced by renewable fuels.
Environmental Agreement
On September 25, 2013 (“Closing Date”), Hawaii Pacific Energy (a wholly-owned subsidiary of Par created for purposes of the HIE acquisition), Tesoro and HIE entered into an Environmental Agreement (“Environmental Agreement”), which allocated responsibility for known and contingent environmental liabilities related to the acquisition of HIE, including the Consent Decree as described below.
Consent Decree. Tesoro is currently negotiating a consent decree with the EPA and the United States Department of Justice concerning alleged violations of the federal Clean Air Act related to the ownership and operation of multiple facilities owned or formerly owned by Tesoro and its affiliates (“Consent Decree”), including the Hawaii refinery. It is anticipated that the Consent Decree will be finalized sometime during the first half of 2015 and will require certain capital improvements to our refinery to reduce emissions of air pollutants.
We estimate the cost of compliance with the final decree could be $20 million to $25 million. However, Tesoro is responsible under the Environmental Agreement for reimbursing HIE for all reasonable third-party capital expenditures incurred for the construction, installation and commissioning of such capital projects and for the payment of any fines or penalties imposed on HIE arising from the Consent Decree to the extent related to acts or omission of Tesoro or HIE prior to the Closing Date. Tesoro’s obligation to reimburse HIE for such fines and penalties is not subject to a monetary limitation; however, the obligation relating to fines and penalties terminates on the third anniversary of the Closing Date.
Tank Replacements. Tesoro replaced, at its expense, the existing underground storage tanks at six retail locations. The tank replacements were completed at five of the stations during 2014. The sixth location was completed during the first quarter of 2015.
Indemnification. In addition to its obligation to reimburse us for capital expenditures incurred pursuant to the Consent Decree, Tesoro agreed to indemnify us for claims and losses arising out of related breaches of Tesoro’s representations, warranties and covenants in the Environmental Agreement, certain defined “corrective actions” relating to pre-existing environmental conditions, third-party claims arising under environmental laws for personal injury or property damage arising out of or relating to releases of hazardous materials that occurred prior to the Closing Date, any fine, penalty or other cost assessed by a governmental authority in connection with violations of environmental laws by HIE prior to the Closing Date, certain groundwater remediation work, the replacement of underground storage tanks located at certain retail sites, fines or penalties imposed on HIE by the Consent Decree related to acts or omissions of Tesoro prior to the Closing Date and to claims and losses related to the Pearl City Superfund Site.
Tesoro’s indemnification obligations are subject to certain limitations as set forth in the Environmental Agreement. These limitations include a deductible of $1 million and a cap of $15 million for certain of Tesoro’s indemnification obligations related to certain pre-existing conditions as well as certain restrictions regarding the time limits for submitting notice and supporting documentation for remediation actions.
Recovery Trusts
We emerged from the reorganization of Delta Petroleum on August 31, 2012 ("Emergence Date") when the plan of reorganization ("Plan") was consummated. On the Emergence Date, we formed the Delta Petroleum General Recovery Trust (“General Trust”). The General Trust was formed to pursue certain litigation against third parties, including preference actions, fraudulent transfer and conveyance actions, rights of setoff and other claims, or causes of action under the U.S. Bankruptcy Code, and other claims and potential claims that the Debtors hold against third parties.
We are the beneficiary of the General Trust, subject to the terms of the respective trust agreement and the Plan. Since the Emergence Date, the General Trust has filed various claims and causes of action against third parties before the Bankruptcy Court, which actions are ongoing. Upon liquidation of the various claims and causes of action held by the General Trust, the proceeds, less certain administrative reserves and expenses, will be transferred to us. It is unknown at this time what proceeds, if any, we will realize from the General Trust’s litigation efforts.
The Plan provides that certain allowed general unsecured claims be paid with shares of our common stock. The settlement of claims is subject to ongoing litigation and we are unable to predict with certainty how many shares will be required to satisfy all claims. Pursuant to the Plan, allowed claims are settled at a ratio of 54.4 shares per $1,000 of claim.
As of December 31, 2014 and 2013, 27 and 28 claims totaling approximately $26.5 million and $40.2 million remain to be resolved by the trustee for the General Trust and we have reserved approximately $1.1 million and $3.8 million representing the estimated value of claims remaining to be settled which are deemed probable and estimable at period end, respectively. During the year ended December 31, 2014, the trustee for the General Trust settled one claim from U.S. Bank of $3.7 million. In October 2014, we issued 146 thousand shares of common stock to settle this claim. During the year ended December 31, 2013, the trustee for the General Trust settled 59 claims of $26.9 million for approximately $5.4 million in cash and 209 thousand shares of common stock.
A summary of claims is as follows (in thousands, except number of filed claims):

	For The Year Ended December 31, 2014
					Remaining Filed
	Settled Claims				Claims
			Consideration
	Count	Amount	Cash	Stock	Count	Amount
U.S. Government Claims	—	$—	$—	—	2	$22,364
Other Various Claims	1	3,702	—	146	25	4,158
Total	1	$3,702	$—	146	27	$26,522

	For The Year Ended December 31, 2013
					Remaining Filed
	Settled Claims				Claims
			Consideration
	Count	Amount	Cash	Stock	Count	Amount
U.S. Government Claims	1	$—	$—	—	2	$22,364
Former Employee Claims	19	12,695	340	162	—	—
Macquarie Capital (USA) Inc.	1	8,672	2,500	—	—	—
Swann and Buzzard Creek Royalty Trust	1	3,200	2,000	—	—	—
Other Various Claims (1)	37	2,339	543	47	26	17,860
Total	59	$26,906	$5,383	209	28	$40,224
_____________________________

(1)	Includes reserve for contingent/unliquidated claims in the amount of $10 million.
Capital Leases
Within our retail segment, we have capital lease obligations related primarily to the leases of five retail stations with initial terms of 17 years and generally five years remaining on the current term, with four 5-year renewal options. Minimum annual lease payments including interest, for capital leases are as follows (in thousands):

2015	$382
2016	382
2017	382
2018	420
2019	420
Thereafter	—
Total minimum lease payments	1,986
Less amount representing interest	460
Total minimum rental payments	$1,526

Operating Leases
Within our refining and distribution segment and our retail segment, we have various cancellable and noncancellable operating leases related to land, vehicles, office and retail facilities, and other facilities used in the storage, transportation, and sale of crude oil and refined products. The majority of the future lease payments relate to retail stations and facilities used in the storage, transportation and sale of crude oil and refined products. We have operating leases for most of our retail stations with primary terms of up to 50 years with an average of 12 years remaining, and generally containing renewal options and escalation clauses. Leases for facilities used in the storage, transportation and sale of crude oil and refined products have various expiration dates extending to 2027.
In addition, with our commodity marketing and logistics segment, we have various agreements to lease storage facilities, primarily along the Mississippi River, railcars, inland river tank barges and towboats, and other equipment. These leasing agreements have been classified as operating leases for financial reporting purposes and the related rental fees are charged to expense over the lease term as they become payable. The leases generally range in duration of five years or less and contain lease renewal options at fair value. Our railcar leases contain an empty mileage indemnification provision whereby if the empty mileage exceeds the loaded mileage, we are charged for the empty mileage at the rate established by the tariff of the railroad on which the empty miles accrued.
Minimum annual lease payments extending to 2044 for operating leases to which we are legally obligated and having initial or remaining non-cancellable lease terms in excess of one year are as follows (in thousands):

2015	$28,944
2016	13,263
2017	11,224
2018	9,902
2019	7,954
Thereafter	18,194
Total minimum rental payments	$89,481

Rent expense for the year ended December 31, 2014 and 2013 was approximately $30.2 million and $6.2 million, respectively.
Major Customers
For the year ended December 31, 2014 and 2013, no individual customer accounted for more than 10% of our consolidated revenue.
Other
On April 22, 2013, Texadian entered into a terminaling and storage agreement whereby the operator would provide Texadian with storage facilities, access to a marine terminal and pipelines and railcar offloading services. The initial term of the agreement was for a period of four years and Texadian's minimum commitment during the initial term was approximately $28 million. Effective February 1, 2015, Texadian and the counterparty (i) terminated this terminaling and storage agreement and (ii) entered into a new agreement with an initial term of one year.